N-CSR Item 12(a)(2) - Exhibits: Certifications


I, Charles L. Davis, Jr., certify that:

1. I have reviewed this report on Form N-CSR of MTB Group of Funds on behalf of: MTB Balanced Fund, MTB Equity Income Fund, MTB Equity Index Fund, MTB Income Fund, MTB Intermediate-Term Bond Fund, MTB International Equity Fund, MTB Large Cap Growth Fund, MTB Large Cap Stock Fund, MTB Large Cap Value Fund, MTB Managed Allocation Fund - Aggressive Growth, MTB Managed Allocation Fund - Conservative Growth, MTB Managed Allocation Fund - Moderate Growth, MTB Maryland Municipal Bond Fund, MTB Mid Cap Growth Fund, MTB Mid Cap Stock Fund, MTB Money Market Fund, MTB Multi Cap Growth Fund, MTB New York Municipal Bond Fund, MTB New York Tax-Free Money Market Fund, MTB Pennsylvania Municipal Bond Fund, MTB Pennsylvania Tax-Free Money Market Fund, MTB Prime Money Market Fund, MTB Short Duration Government Bond Fund, MTB Short-Term Corporate Bond Fund, MTB Small Cap Growth Fund, MTB Small Cap Stock Fund, MTB Tax-Free Money Market Fund, MTB U.S. Government Bond Fund, MTB U.S. Government Money Market Fund, MTB U.S. Treasury Money Market Fund ("registrant");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

a. designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b. designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c. evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d. disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officers and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a. all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

b. any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.




Date: December 23, 2005
/S/ Charles L. Davis, Jr.
Charles L. Davis, Jr., President - Principal Executive Officer







   N-CSR Item 12(a)(2) - Exhibits: Certifications


I, Richard J. Thomas, certify that:

1. I have reviewed this report on Form N-CSR of MTB Group of Funds on behalf of: MTB Balanced Fund, MTB Equity Income Fund, MTB Equity Index Fund, MTB Income Fund, MTB Intermediate-Term Bond Fund, MTB International Equity Fund, MTB Large Cap Growth Fund, MTB Large Cap Stock Fund, MTB Large Cap Value Fund, MTB Managed Allocation Fund - Aggressive Growth, MTB Managed Allocation Fund - Conservative Growth, MTB Managed Allocation Fund - Moderate Growth, MTB Maryland Municipal Bond Fund, MTB Mid Cap Growth Fund, MTB Mid Cap Stock Fund, MTB Money Market Fund, MTB Multi Cap Growth Fund, MTB New York Municipal Bond Fund, MTB New York Tax-Free Money Market Fund, MTB Pennsylvania Municipal Bond Fund, MTB Pennsylvania Tax-Free Money Market Fund, MTB Prime Money Market Fund, MTB Short Duration Government Bond Fund, MTB Short-Term Corporate Bond Fund, MTB Small Cap Growth Fund, MTB Small Cap Stock Fund, MTB Tax-Free Money Market Fund, MTB U.S. Government Bond Fund, MTB U.S. Government Money Market Fund, MTB U.S. Treasury Money Market Fund ("registrant");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

a. designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b. Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c. evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d. disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officers and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a. all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

b. any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.




Date: December 23, 2005
/S/ Richard J. Thomas
Richard J. Thomas, Treasurer - Principal Financial Officer